Pilgrim's Pride Corporation
Selected Financial Data
for quarters ended:


Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.


(in thousands except per share data)         03/30/02       12/29/01
Income Statement Data:
Net sales                              	   $600,753       $656,030
Gross margin                                   28,631         57,865
Operating income (loss)                        (4,371)        23,330
Income (loss) before income taxes and
   extraordinary charge                       (11,055)        15,679
Interest expense, net                           7,261          8,573
Income tax expense (benefit)                  (13,399)         2,688
Income (loss) before extraordinary charge       1,252         12,991
Extraordinary charge - net of tax                   -              -
Net income (loss)                              $1,252        $12,991

Per Common Share Data: (c)
Income (loss) before extraordinary charge       $0.03          $0.32
Extraordinary charge - early repayment of debt      -              -
Net Income (loss)                               $0.03          $0.32
Cash dividends                                 $0.015         $0.015
Book value                                      $9.57          $9.53

Balance Sheet Summary:
Working capital                              $149,869       $143,360
Total assets              			 $1,195,552     $1,153,438
Notes payable and current
   maturities of long-term debt                $5,126         $5,177
Long-term debt, less current maturities      $410,628       $396,975
Total stockholders' equity                   $393,641       $391,644

Cash Flow Summary:
Operating cash flow                          $(58,711)       $81,773
Depreciation & amortization (d)               $17,647        $17,399
Capital expenditures                          $14,898        $17,333
Business acquisitions                              $-             $-
Financing activities, net                     $68,015        $(6,518)


Cashflow Ratios:
EBITDA (e)                                    $13,507        $41,305
EBITDA (last four qtrs.)                     $163,887       $157,231
EBITDA (last four qtrs.)/interest expense,
   net (last four qtrs.)                         3.12           4.47
Senior secured debt/EBITDA (last four qtrs.)     1.29           1.29
Total debt/EBITDA (last four qtrs.)              2.51           2.56

Key Indicators (as a percentage of net sales):
Gross margin                                     4.8%           8.8%
Selling, general and administrative expenses     5.5%           5.3%
Operating income (loss)                         -0.7%           3.6%
Interest expense, net                            1.2%           1.3%
Net income (loss)                                0.2%           2.0%


   				         09/29/01 06/30/01 03/31/01(a) 12/30/00
(in thousands except per share data)
Income Statement Data:
Net sales                        $641,251  $645,836  $541,593  $386,032
Gross margin                       61,943    75,625    29,216    47,166
Operating income (loss)            31,117    45,486    (5,272)   23,211
Income (loss) before income taxes
   and extraordinary charge        22,017    34,323   (12,118)   19,072
Interest expense, net               9,536    10,014     7,085     4,140
Income tax expense (benefit)        8,188     9,056    (2,316)    6,335
Income (loss) before
   extraordinary charge            13,829    25,267    (9,802)   12,737
Extraordinary charge - net of tax     894         -         -         -
Net income (loss)                 $12,935   $25,267   $(9,802)  $12,737

Per Common Share Data: (c)
Income (loss) before
   extraordinary charge             $0.34     $0.61    $(0.24)    $0.31
Extraordinary charge
   - early repayment of debt       $(0.02)       $-        $-        $-
Net Income (loss)                   $0.32     $0.61    $(0.24)    $0.31
Cash dividends                     $0.015    $0.015    $0.015    $0.015
Book value                          $9.27     $8.96     $8.37     $8.63

Balance Sheet Summary:
Working capital                  $203,350  $177,194  $166,456  $107,508
Total assets                   $1,215,695 1,204,820 $1,176,261 $714,340


Notes payable and current
   maturities of long-term debt    $5,099   $59,022   $63,947   $14,242
Long-term debt,
   less current maturities       $467,242  $444,125  $460,346  $156,546
Total stockholders' equity       $380,932  $368,479  $344,261  $354,676

Cash Flow Summary:
Operating cash flow               $70,581   $48,738  $(47,486)  $16,000
Depreciation & amortization (d)   $15,962   $18,608   $12,152    $8,668
Capital expenditures              $(7,615)  $59,847   $27,793   $32,607
Business acquisitions                  $-        $-  $239,539        $-
Financing activities, net        $(31,646) $(21,804) $307,193      $436

Cashflow Ratios:
EBITDA (e)                        $46,410   $62,664    $6,851   $31,673
EBITDA (last four qtrs.)         $147,599  $126,096   $97,663  $113,257
EBITDA (last four qtrs.)/interest
   expense, net (last four qtrs.)    4.80      4.95      4.79      6.29
Senior secured debt/EBITDA
   (last four qtrs.)                 1.85      2.67      3.25      0.71
Total debt/EBITDA (last four qtrs.)  3.20      3.99      5.37      1.51

Key Indicators (as a percentage of net sales):
Gross margin                          9.7%     11.7%      5.4%     12.2%
Selling, general and
   administrative expenses            4.8%      4.7%      6.4%      6.2%
Operating income (loss)               4.9%      7.0%     -1.0%      6.0%
Interest expense, net                 1.5%      1.6%      1.3%      1.1%
Net income (loss)                     2.0%      3.9%     -1.8%      3.3%



 				         09/30/00   07/01/00  04/01/00  01/01/00
(in thousands except per share data)
Income Statement Data:
Net sales                          $379,375  $391,979  $373,260 $354,825
Gross margin                         39,657    46,665    34,029   45,477
Operating income (loss)              15,635    26,349    13,282   25,222
Income (loss) before income taxes
   and extraordinary charge          11,782    20,319     9,178   21,507
Interest expense, net                 4,210     4,967     4,699    3,903
Income tax expense (benefit)            463     3,175       155    6,649
Income (loss) before
   extraordinary cha                 11,319   17,144      9,023   14,858
Extraordinary charge - net of tax         -        -          -        -
Net income (loss)                   $11,319  $17,144     $9,023  $14,858

Per Common Share Data: (c)
Income (loss) before
   extraordinary charge               $0.28    $0.41      $0.22    $0.36
Extraordinary charge
   - early repayment of debt             $-       $-         $-       $-
Net Income (loss)                     $0.28    $0.41      $0.22    $0.36
Cash dividends                       $0.015   $0.015     $0.015   $0.015
Book value                            $8.33    $8.05      $7.66    $7.45

Balance Sheet Summary:
Working capital                    $124,531  142,915   $139,465 $148,659
Total assets                       $705,420 $686,450   $665,158 $652,970
Notes payable and current
   maturities of long-term debt      $4,657   $4,729     $5,041   $4,103
Long-term debt,
   less current maturities         $165,037 $172,686   $175,350 $163,230
Total stockholders' equity         $342,559 $332,110   $316,898 $308,496

Cash Flow Summary:
Operating cash flow                 $69,097  $18,298    $11,588  $31,820
Depreciation & amortization (d)      $9,279   $9,284     $8,878   $8,586
Capital expenditures                $35,195  $21,565    $20,956  $14,412
Business acquisitions                    $-       $-         $-       $-
Financing activities, net           $(8,628) $(4,957)  $(30,465) $21,430

Cashflow Ratios:
EBITDA (e)                          $24,907  $34,232    $22,445  $33,772
EBITDA (last four qtrs.)           $115,356 $125,841   $129,812 $141,288
EBITDA (last four qtrs.)/interest
   expense, net (last four qtrs.)      6.49     6.95       7.44     8.39
Senior secured debt/EBITDA
   (last four qtrs.)                   0.69     0.69       0.68     0.52
Total debt/EBITDA (last four qtrs.)    1.47     1.41       1.39     1.18

Key Indicators (as a percentage of net sales):
Gross margin                           10.5%    11.9%       9.1%    12.8%
Selling, general and administrative
   expenses                             6.3%     5.2%       5.6%     5.7%
Operating income (loss)                 4.1%     6.7%       3.6%     7.1%
Interest expense, net                   1.1%     1.3%       1.3%     1.1%
Net income (loss)                       3.0%     4.4%       2.4%     4.2%



    				            10/02/99  07/03/99  04/03/99  01/02/99
(in thousands except per share data)
Income Statement Data:
Net sales                           $317,261  $344,160  $329,894  $366,088
Gross margin                          46,130    49,415    46,262    43,901
Operating income (loss)               28,814    29,212    25,292    26,186
Income (loss) before income
taxes and extraordinary charge        22,549    25,274    21,624    21,457
Interest expense, net                  4,535     4,308     4,090     4,733
Income tax expense (benefit)           6,113     6,957     7,044     5,537
Income (loss) before
   extraordinary charge               16,436    18,317    14,580    15,920
Extraordinary charge - net of tax          -         -         -         -
Net income (loss)                     16,436   $18,317   $14,580   $15,920

Per Common Share Data: (c)
Income (loss) before
   extraordinary charge                $0.41     $0.44     $0.35     $0.38
Extraordinary charge -
   early repayment of debt                $-        $-        $-        $-
Net Income (loss)                      $0.41     $0.44     $0.35     $0.38
Cash dividends                        $0.015    $0.010    $0.010    $0.010
Book value                             $7.11     $6.73     $6.30     $5.95

Balance Sheet Summary:
Working capital                     $154,242  $158,858  $150,686  $144,981
Total assets                        $655,762  $657,974  $626,745  $607,365
Notes payable and current
   maturities of long-term debt       $4,353    $7,928    $6,338    $4,629
Long-term debt,
   less current maturities          $183,753  $195,283  $197,971  $185,358
Total stockholders' equity          $294,259  $278,447  $260,543  $246,377

Cash Flow Summary:
Operating cash flow                  $44,926    $7,086   $(8,009)  $37,449
Depreciation & amortization (d)       $8,546    $8,869    $8,468    $8,653
Capital expenditures                 $17,479   $13,402   $25,935   $12,833
Business acquisitions				 -	     -         -         -
Financing activities, net           $(15,766)  $(1,548)  $10,618  $(12,938)

Cashflow Ratios:
EBITDA (e)                           $35,392   $38,203   $33,921   $34,526
EBITDA (last four qtrs.)            $142,043  $145,368  $134,513  $119,673
EBITDA (last four qtrs.)/interest
   expense, net (last four qtrs.)      8.04      8.10      7.14      6.03
Senior secured debt/EBITDA
   (last four qtrs.)                   0.67      0.76      0.83      0.81
Total debt/EBITDA (last four qtrs.)    1.32      1.40      1.52      1.59

Key Indicators (as a percentage of net sales):
Gross margin                          14.5%     14.4%     14.0%     12.0%
Selling, general and
   administrative expenses             5.5%      5.9%      6.4%      4.8%
Operating income (loss)                9.1%      8.5%      7.7%      7.2%
Interest expense, net                  1.4%      1.3%      1.2%      1.3%
Net income (loss)                      5.2%      5.3%      4.4%      4.3%

				            09/26/98   06/27/98  03/28/98  12/27/97
(in thousands except per share data)
Income Statement Data:
Net sales                          $340,712    $328,500  $324,446  $337,887
Gross margin                         47,126      32,736    26,861    29,380
Operating income (loss)              31,444      19,043    11,398    15,371
Income (loss) before income
   taxes and extraordinary charge    26,063      13,970     6,219    10,270
Interest expense, net                 4,824       5,195     5,093     5,036
Income tax expense (benefit)          5,773       2,135      (549)     (847)
Income (loss) before
   extraordinary charge              20,290      11,835     6,219    11,117
Extraordinary charge - net of tax         -           -         -         -
Net income (loss)                   $20,290     $11,835    $6,768   $11,117

Per Common Share Data: (c)
Income (loss) before
   extraordinary charge               $0.49       $0.29     $0.16     $0.27
Extraordinary charge
   - early repayment of debt             $-          $-        $-        $-
Net Income (loss)                     $0.49       $0.29     $0.16     $0.27
Cash dividends                       $0.010      $0.010    $0.010    $0.010
Book value                            $5.58       $5.08     $4.82     $4.67

Balance Sheet Summary:
Working capital                    $147,040    $139,713  $132,518  $114,948
Total assets                       $601,439    $578,541  $574,805  $564,611
Notes payable and current
   maturities of long-term debt      $5,889     $11,638   $11,589    $8,708
Long-term debt,
   less current maturities         $199,784    $216,741  $219,394  $204,890
Total stockholders' equity         $230,871    $210,369  $199,573  $193,220

Cash Flow Summary:
Operating cash flow                 $52,784     $13,487  $(13,684)  $32,429
Depreciation & amortization (d)      $8,098      $8,427    $8,014    $8,052
Capital expenditures                $14,084     $13,633   $10,449   $15,352
Business acquisitions				-		-	    -		  -
Financing activities, net          $(23,186)   $(15,570)  $29,450  $(23,192)

Cashflow Ratios:
EBITDA (e)      		            $38,718     $27,347   $19,082   $23,121
EBITDA (last four qtrs.) 	     $108,268    $102,211   $94,702   $92,438
EBITDA (last four qtrs.)/interest
   expense, net (last four qtrs.)      5.37        4.85      4.41      4.27
Senior secured debt/EBITDA
   (last four qtrs.)                   1.04        1.26      1.39      1.24
Total debt/EBITDA (last four qtrs.)    1.90        2.23      2.44      2.31

Key Indicators (as a percentage of net sales):
Gross margin                           13.8%       10.0%      8.3%      8.7%
Selling, general and
   administrative expenses              4.6%        4.2%      4.8%      4.1%
Operating income (loss)                 9.2%        5.8%      3.5%      4.5%
Interest expense, net                   1.4%        1.6%      1.6%      1.5%
Net income (loss)                       6.0%        3.6%      2.1%      3.3%



    				            09/27/97    6/28/97   03/29/97   12/28/96
(in thousands except per share data)
Income Statement Data:
Net sales                          $341,274    $335,168   $303,401   $297,806
Gross margin                         33,860      27,285     23,085     30,267
Operating income (loss)              25,293      12,627      9,660     16,314
Income (loss) before income taxes
   and extraordinary charge          19,142       7,071      4,674     12,937
Interest expense, net                 5,770       5,572      5,284      5,449
Income tax expense (benefit)            451        (215)      (280)     2,832
Income (loss) before
   extraordinary charge              18,691       7,286      4,954     10,105
Extraordinary charge - net of tax         -           -          -          -
Net income (loss)                   $18,691      $7,286     $4,954    $10,105

Per Common Share Data: (c)
Income (loss) before
   extraordinary charge               $0.45       $0.18      $0.12     $0.24
Extraordinary charge
   - early repayment of debt             $-          $-         $-        $-
Net Income (loss)                     $0.45       $0.18      $0.12     $0.24
Cash dividends                       $0.010      $0.010     $0.010    $0.010
Book value                            $4.41       $3.97      $3.80     $3.69

Balance Sheet Summary:
Working capital                    $133,542     $99,829    $98,526  $100,925
Total assets                       $579,124    $566,725   $531,579  $525,628
Notes payable and current
   maturities of long-term debt     $11,596     $30,884    $33,645   $25,564
Long-term debt,
   less current maturities         $224,743    $210,358   $193,546  $195,957
Total stockholders' equity         $182,516    $164,239   $157,366  $152,826

Cash Flow Summary:
Operating cash flow                $24,710     $15,233    $(6,983)  $16,655
Depreciation & amortization (d)     $8,050      $7,517     $7,094    $7,135
Capital expenditures                $9,456     $28,613     $7,967    $4,195
Business acquisitions			     -	     -	    -	   	  -
Financing activities, net          $(5,356)    $13,600     $5,220  $(13,116)

Cashflow Ratios:
EBITDA (e)                         $32,661     $19,838    $16,818   $25,287
EBITDA (last four qtrs.)           $94,604     $71,163    $64,373   $58,750
EBITDA (last four qtrs.)/interest
   expense, net (last four qtrs.)     4.29        3.24       2.93      2.69
Senior secured debt/EBITDA
   (last four qtrs.)                  1.45        2.00       1.99      2.09
Total debt/EBITDA (last four qtrs.)   2.50        3.39       3.53      3.77

Key Indicators (as a percentage of net sales):
Gross margin                          9.9%       8.1%        7.6%     10.2%
Selling, general and
   administrative expenses            2.5%       4.4%        4.4%      4.7%
Operating income (loss)               7.4%       3.8%        3.2%      5.5%
Interest expense, net                 1.7%       1.7%        1.7%      1.8%
Net income (loss)                     5.5%       2.2%        1.6%      3.4%


(a) The Company acquired WLR Foods on January 27, 2001 for $239.5 million and the assumption of $45.5 million of indebtedness. The acquisition has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since the acquisition date.

(b)  Fiscal quarter ended January 1, 1999 had 14 weeks.

(c) Historical per share amounts represent both basic and diluted and have been restated to give effect to a stock dividend issued on July 30, 1999. See Note F of the Consolidated Financial Statements of the Company included in our Annual Report on Form 10-K filed in year 2001.

(d)  Includes amortization of capitalized financing costs of approximately
     $346

(e) "EBITDA" is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because we believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles.